UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 19, 2012

WNC HOUSING TAX CREDIT FUND IV, L.P., SERIES 1

(Exact name of registrant as specified in its charter)

California	0-26048	33-0563307
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

17782 Sky Park Circle
Irvine, CA	92614-6404
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(714) 662-5565

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
[Missing Graphic Reference]

Item 4.01	Changes in Registrant’s Certifying Accountant.

WNC HOUSING TAX CREDIT FUND IV, L.P., SERIES 1 (the “Partnership”) was informed by Reznick Group, P.C. (“Reznick Group”), the Partnership’s independent registered public accounting firm, that it has entered into a business combination with J. H. Cohn, LLP (“J. H. Cohn”). In connection with the business combination J. H. Cohn legally changed its name to CohnReznick LLP (“CohnReznick”) and continues to be registered with the PCAOB. On October 19, 2012 Reznick Group resigned as the Partnership’s independent registered public accounting firm. The Registrant’s general partner has appointed CohnReznick as the Company’s independent registered public accounting firm effective October 19, 2012.

Reznick Group’s reports on the Partnership’s financial statements for the fiscal years ended March 31, 2012  and 2011 and through the subsequent interim period October 19, 2012 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended March 31, 2012 and 2011, and the subsequent interim period through October 19, 2012, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Partnership and Reznick Group on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Reznick Group would have caused Reznick Group to make reference thereto in its reports on the Partnership’s financial statements for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

During the two fiscal years ended March 31, 2012 and 2011, and the subsequent interim period through October 19, 2012, neither the Partnership, nor anyone on its behalf, consulted J. H. Cohn regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the financial statements of the Partnership, and no written report or oral advice was provided to the Partnership by J. H. Cohn that was an important factor considered by the Partnership in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Partnership provided Reznick Group with a copy of this Form 8-K and requested that Reznick Group provide the Partnership with a letter addressed to the Securities and Exchange Commission stating whether or not Reznick Group agrees with the above disclosures. A copy of the Reznick Group’s letter, dated October 19, 2012, is attached as Exhibit 16.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)           The following exhibits are filed with this report:

Exhibit No.                      Description

16.1	Letter to the Securities and Exchange Commission from Reznick Group, P.C., dated October 19, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WNC HOUSING TAX CREDIT FUND IV, L.P., SERIES 1
(Registrant)
Dated: October 19, 2012	/s/WILFRED N. COOPER, JR.
Wilfred N. Cooper, Jr. President and Chief Executive Officer of WNC & Associates, Inc., General Partner of General Partner
Dated: October 19, 2012	/s/MELANIE R. WENK
Melanie R. Wenk Vice President-Chief Financial Officer of WNC & Associates, Inc., General Partner of General Partner

Exhibit Index

Exhibit No.                      Description

16.1	Letter to the Securities and Exchange Commission from Reznick Group, P.C., dated October 19, 2012.